UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 6, 2004

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia Georgia	1-12080 0-28226	58-1550675 58-2053632

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia	30327

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 846-5000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

     Post Properties, Inc. and Post Apartment Homes, L.P. are filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statements on Form S-3 (Registration Nos. 333-42884 and 333-55994).

Item 9.01.   Financial Statements and Exhibits.

     (c) Exhibits.

1	(a)	Underwriting Agreement

4	(a)	Form of Note for 5⅛% Notes due 2011

5	(a)	Opinion of King & Spalding LLP

23	(a)	Consent of King & Spalding LLP (included in Exhibit 5(a))

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST PROPERTIES, INC.

Date: October 12, 2004	By:	/s/ David P. Stockert
David P. Stockert President and Chief Executive Officer

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST APARTMENT HOMES, L.P.

Date: October 12, 2004	By: POST GP HOLDINGS, INC., as General Partner

	By:	/s/ David P. Stockert
David P. Stockert President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
1(a)	Underwriting Agreement

4(a)	Form of Note for 5⅛% Notes due 2011

5(a)	Opinion of King & Spalding LLP

23(a)	Consent of King & Spalding LLP (included in Exhibit 5(a))